UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019

Flat Rock Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55767	82-0894786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of Principal Executive Offices, Zip Code)

(212) 596-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01 Other Events

Adjournment of Annual Meeting of Stockholders

As previously disclosed in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2019, the Company held its annual meeting of stockholders on June 13, 2019. At that meeting, the Company determined that it had not received sufficient votes to approve the proposals (the “Proposals”) to (1) consider and vote upon the election of directors of the Company and (2) consider and ratify the selection of Cohen & Company Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Company has determined to further adjourn the annual meeting of stockholders until June 20, 2019, in order to continue to solicit proxies with respect to the Proposals. The annual meeting will resume in order to hold a vote with respect to the Proposals on June 20, 2019, at 10:00 a.m. local time, at 1350 6th Avenue, 18th Floor, New York, New York 10019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2019

Flat Rock Capital Corp.

By:	/s/ Robert K. Grunewald
Name: Title:	Robert K. Grunewald Chief Executive Officer

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